Exhibit 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of PureDepth, Inc. do hereby certify that:

(a) the quarterly report on Form 10-QSB of PureDepth, Inc. for the period ended July 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PureDepth, Inc.

Dated: September 14, 2007

/s/ Thomas L. Marcus

Thomas L. Marcus
Chief Executive Officer

/s/ Jonathan J. McCaman

Jonathan J. McCaman
Chief Financial Officer and
Chief Accounting Officer